UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

                                                   CYCLO THERAPEUTICS, INC.
(Name of Registrant as Specified in Its Charter)

________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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16714 NW 16th Street, Suite B
Gainesville, Florida 32563

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on October __, 2020

To Our Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders of Cyclo Therapeutics, Inc. (the “Company”) to be held on October __, 2020, at 10:00 a.m., Eastern Standard Time, at the Company’s principal offices located at 16714 NW 16th Street, Suite B, Gainesville, Florida 32563, for the following purposes:

1.     To approve an Agreement and Plan of Merger pursuant to which the Company will merge with and into Cyclo Therapeutics, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company (“Cyclo Nevada”), resulting in the reincorporation of the Company from the State of Florida to the State of Nevada (the “Reincorporation”);

2.     To adopt Nevada articles of incorporation which will authorize the issuance of additional shares of common stock; and adopt Nevada bylaws;

3.     To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on September 11, 2020 are entitled to notice and to vote at the special meeting and any adjournment or postponement of the meeting.

Whether or not you plan to attend the special meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the special meeting, you will be able to vote in person, even if you have previously submitted your proxy.

By Order of the Board of Directors

/s/ N. Scott Fine

N. Scott Fine
Chairman of the Board and
Chief Executive Officer
September __, 2020

CYCLO THERAPEUTICS, INC.

16714 NW 16th Street, Suite B
Gainesville, Florida 32563

PROXY STATEMENT

Special Meeting of Shareholders to be held on October __, 2020

The enclosed proxy is solicited on behalf of the board of directors of Cyclo Therapeutics, Inc., a Florida corporation (the “Company”), for use at the special meeting of shareholders to be held on October __, 2020, at 10:00 a.m., Eastern Standard Time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Special Meeting.

The special meeting will be held at the Company’s principal offices located at 16714 NW 16th Street, Suite B, Gainesville, Florida 32563.

The Company intends to mail this proxy statement and accompanying proxy card on or about September __, 2020 to all shareholders entitled to vote at the special meeting.

All expenses incurred in connection with this solicitation will be paid by the Company.

Purposes of the Special Meeting

The special meeting has been called for the following purposes:

1.     To approve an Agreement and Plan of Merger pursuant to which the Company will merge with and into Cyclo Therapeutics, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company (“Cyclo Nevada”), resulting in the reincorporation of the Company from the State of Florida to the State of Nevada (the “Reincorporation”);

2.     To adopt Nevada articles of incorporation which will authorize the issuance of additional shares of common stock; and adopt Nevada bylaws;

3.     To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

VOTING PROCEDURES

How You Can Vote

You may vote your shares by proxy or in person using one of the following methods:

●

Voting by Internet. You may vote over the Internet using the directions on your proxy card by accessing the website address printed on the card. The deadline for voting over the Internet is October __, 2020, at 11:59 p.m., Eastern Standard Time. If you received a proxy card and vote over the Internet, you need not return your proxy card.

●

Voting by Proxy Card. You may vote by completing and returning your signed proxy card. To vote using your proxy card, please mark, date and sign the card and return it by mail in the accompanying postage-paid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by October __, 2020.

●

Voting by Telephone. If you hold your shares through a broker, bank or other nominee, you may vote using the directions on your proxy card by calling the toll-free telephone number printed on the card. The deadline for voting by telephone is October __, 2020, at 11:59 p.m., Eastern Standard Time. If you received a proxy card and vote by telephone, you need not return your proxy card.

●

Voting in Person. You may vote in person at the special meeting if you are the record owner of the shares to be voted. You can also vote in person at the special meeting if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner.

Record Date and Voting Rights

The Board has fixed the close of business on September 11, 2020, as the record date for the determination of shareholders entitled to receive notice of and to vote at the special meeting and any adjournment or postponement of the special meeting. As of the close of business on September 11, 2020, the Company had outstanding 169,982,602 shares of Common Stock. The presence at the special meeting, in person or by proxy, of the holders of a majority of our shares of Common Stock at the special meeting will constitute a quorum.

How You Can Vote Shares Held by a Broker, Bank or Other Nominee

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the special meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the special meeting in order to vote.

For shares held in “street name” through a broker, bank or other nominee, the broker, bank or nominee may not be permitted to exercise voting discretion with respect to the matters to be acted upon. Thus, if you do not give your broker, bank or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

How Your Proxy Will Be Voted

If you vote by proxy, the proxy holders will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or against each of the proposed amendments.

If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of the proposals set forth in the accompanying “Notice of Special Meeting of Shareholders” and in such manner as the proxy holders named on the enclosed proxy card in their discretion determine upon such other business as may properly come before the special meeting or any adjournment or postponement thereof.

How You Can Revoke Your Proxy and Change Your Vote

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by:

●	attending the special meeting and voting in person;

●	delivering a written revocation to the Company’s Chief Executive Officer;

●	timely submitting another signed proxy card bearing a later date; or

●	timely voting by telephone or over the Internet as described above.

Your most current proxy card, telephone, or Internet proxy is the one that will be counted.

Vote Required

Assuming the existence of a quorum, the Reincorporation will be approved if the votes cast for approval of the proposal constitutes a majority of the shares entitled to a vote on such proposal. Accordingly, abstentions and broker non-votes will have the same effect as votes against such proposals.

PROPOSAL NO. 1
REINCORPORATION FROM FLORIDA TO NEVADA

The board of directors has approved, subject to stockholder approval, and are asking stockholders to approve, an Agreement and Plan of Merger pursuant to which the Company will merge with and into Cyclo Therapeutics, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company (“Cyclo Nevada”), resulting in the Company’s reincorporation from the State of Florida to the State of Nevada (the “Reincorporation”). The Agreement and Plan of Merger is attached hereto as Exhibit A and should be read in its entirety.

The Reincorporation will become effective upon the filing of the requisite merger documents in Nevada and Florida, which filings are expected to occur as promptly as practicable after the requisite stockholder approval is obtained. A copy of the proposed Articles of Incorporation and bylaws of Cyclo Nevada are attached hereto as Exhibit B and Exhibit C, respectively.

Principal reasons for Reincorporation

We believe that the Reincorporation will provide a greater measure of flexibility and simplicity in corporate governance than is available under Florida law, and will increase the marketability of our securities. Nevada has adopted a modern code governing the formation and operation of corporations. It includes by statute many of the concepts developed judicially in Florida. In addition, Nevada law provides for greater flexibility in raising capital and other corporate transactions. Nevada imposes no franchise taxes or corporate income taxes on corporations that are incorporated in Nevada.

Effects of the Reincorporation

Implementing the Reincorporation will have, among other things, the following effects:

●

each share of the Company’s Common Stock issued and outstanding immediately prior to the effective time of the Reincorporation will be converted into the right to receive one share of common stock, par value $0.0001 per share, of Cyclo Nevada, and each outstanding share of common stock of Cyclo Nevada held by the Company shall be retired and canceled and shall resume the status of authorized and unissued common stock;

●

each outstanding warrant to purchase Common Stock will automatically be assumed by Cyclo Nevada and will represent a warrant to acquire shares of common stock of Cyclo Nevada on the basis of one share of the Company’s Common Stock for each one share of common stock of Cyclo Nevada, and the exercise price for each such warrant will remain unchanged.

●	each certificate representing issued and outstanding shares of Common Stock will represent the same number of shares of common stock of Cyclo Nevada;

●	the persons presently serving as our executive officers and directors will continue to serve in such respective capacities following the effective time of the Reincorporation;

●

Articles of Incorporation will be adopted under the laws of the State of Nevada in the form attached hereto as Exhibit B, which will increase the number of authorized shares of common stock available for issuance by us (see Proposal no. 2 for further information); and

●	Bylaws will be adopted under the laws of the State of Nevada in the form attached hereto as Exhibit C.

YOU WILL NOT BE REQUIRED TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CYCLO NEVADA IN CONNECTION WITH THE REINCORPORATION. HOWEVER, YOU MAY EXCHANGE YOUR STOCK CERTIFICATES IF YOU SO CHOOSE.

Shareholders may transmit their stock certificates to the Company's transfer agent, vStock Transfer LLC, at 18 Lafayette Place, Woodmere, NY 11598 in exchange for a new certificate of Cyclo Nevada. Service charges may be payable by any holder who chooses to exchange stock certificates. Shareholders who determine not to exchange their stock certificates at this time, will receive a new certificate reflecting the Company's new name upon any future sale or transfer of the Company's stock to which they are a party.

The Reincorporation will not result in any change in the corporate name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of our Company. Our daily business operations will continue at the principal executive offices at 16714 NW 16th Street, Suite B Gainesville, Florida 32563.

Stockholders should note that approval of the Reincorporation described in this Proposal 1 would also constitute approval of the assumption by Cyclo Nevada of the Company’s 2019 Omnibus Equity Incentive Plan. The Company’s other employee benefit arrangements would also be continued by Cyclo Nevada upon the terms and subject to the conditions in effect prior to the effective time of the Reincorporation. Prior to the effective time of the Reincorporation, the Company will seek to obtain any required consents to the Reincorporation from any third parties with whom it has material contractual arrangements.

The board of directors has the authority to abandon the merger and the Reincorporation even after approval by the stockholders.

Capitalization

Our authorized capital on the date of this Proxy Statement consisted of 505,000,000 shares of capital stock divided into 500,000,000 shares of common stock, $0.0001 par value per share, and 5,000,000 shares of preferred stock, $0.0001 par value per share. On the date of this Proxy Statement there were 169,982,602 shares of our common stock outstanding and no shares of our preferred stock outstanding. The authorized capital of Cyclo Nevada consists of 1,005,000,000 shares of capital stock divided into 1,000,000,000 shares of common stock, $0.0001 par value per share, and 5,000,000 shares of preferred stock, $0.0001 par value per share. As a result of the Reincorporation, Cyclo Nevada will have outstanding approximately 169,982,602  shares of common stock, and no shares of preferred stock. In addition, Cyclo Nevada will reserve 6,843,750 shares of common stock for issuance under the Company’s 2019 Omnibus Equity Incentive Plan, and 93,622,864 shares of common stock for issuance under outstanding warrants. Accordingly, the board of directors of Cyclo Nevada will have available approximately 729,910,000 shares of common stock and 5,000,000 shares of undesignated preferred stock which are authorized but presently unissued and unreserved. The Reincorporation will not affect our total stockholder equity or total capitalization.

Following the Reincorporation, Cyclo Nevada will have a greater number of authorized shares of common stock available for issuance than the Company currently has available for issuance. Although at present the Company has no commitments or agreements to issue additional shares of common stock, it desires to have additional shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. These purposes may include, among others:

●	raising capital;

●	providing equity incentives to employees, officers or directors;

●	establishing strategic relationships with other companies; and

●	the acquisition of other businesses or products.

The board of directors of Cyclo Nevada may authorize, without further shareholder approval, the issuance of shares of preferred stock or common stock, to such persons, for such consideration, and upon such terms as the board of directors determines. Neither the Company’s current shareholders or the shareholders of Cyclo Nevada following the Reincorporation have preemptive rights, and any such issuance could result in a significant dilution of the voting rights and the stockholders’ equity, of then existing shareholders.

Differences between the Company and Cyclo Nevada

The Company was incorporated under the laws of the State of Florida, and Cyclo Nevada was incorporated under the laws of the State of Nevada. Following the Reincorporation, the Company’s shareholders will become shareholders of Cyclo Nevada. Their rights as shareholders will be governed by the Nevada Revised Statutes and the Articles of Incorporation and bylaws of Cyclo Nevada rather than the Florida Business Corporation Act and the Florida Articles of Incorporation and bylaws. The Nevada Articles of Incorporation and bylaws are significantly different from the Florida Articles of Incorporation.

The corporate statutes of Nevada and Florida have certain differences, summarized below. This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Florida law and Nevada law.

Special meetings of Stockholders. Florida law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the Articles of Incorporation or bylaws to call a special stockholder meeting, and by written demand of shareholders holding not less than 10% (unless a greater percentage not to exceed 50% is required by the articles of incorporation) of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting (a “Shareholder Demand”). Nevada law provides that the entire board of directors, any two directors or the president may call a special meeting of stockholders, unless otherwise provided in the articles of incorporation or bylaws. The bylaws of Cyclo Nevada provide that special meetings of the stockholders may be called only by: (i) the board of directors of Cyclo Nevada, or (ii) the Chief Executive Officer of Cyclo Nevada (or, in the absence of a Chief Executive Officer, the President of Cyclo Nevada). The Reincorporation will make it more difficult for the shareholders of Cyclo Nevada to call a special meeting of the stockholders.

Special meetings pursuant to petition of Stockholders. Florida law provides that the local circuit court may order a special meeting be held: (a) on application of any shareholder entitled to vote at an annual meeting if neither an annual meeting has been held nor an action by written consent in lieu thereof has become effective within any 15-month period; or (b) on application pursuant to a Shareholder Demand if: (1) notice of the special meeting was not given within 60 days after the first day on which the requisite number of demands have been delivered to the corporation’s secretary or (2) the special meeting was not held in accordance with the notice. Nevada law is more restrictive. Under Nevada law, shareholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The Reincorporation may make it more difficult for the shareholders of Cyclo Nevada to require that an annual meeting be held without the consent of the board of directors.

Cumulative voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors. Both Florida and Nevada law permit cumulative voting if provided for in the articles of incorporation. Neither the Articles of Incorporation of the Company nor the Articles of Incorporation of Cyclo Nevada provide for cumulative voting.

Vacancies. Under Florida law, vacancies on the board of directors may be filled by: (i) the shareholders, (ii) the board of directors, or (iii) if the vacant office was held by a director elected by a voting group of shareholders entitled to appoint such direct, by such shareholders. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Nevada law provides that vacancies must be filled as the bylaws provide, or in the absence of such a provision, by the board of directors. The bylaws of both the Company and Cyclo Nevada provide for filling of vacancies by the board of directors.

Indemnification of officers and directors and advancement of expenses. Florida and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Florida and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Florida law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Florida corporation has the discretion to decide whether or not to advance expenses, unless its articles of incorporation or bylaws provides for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must advance expenses prior to the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers. The bylaws of Cyclo Nevada provide for the mandatory advancement of expenses of directors and officers under Nevada law.

Limitation on personal liability of directors. Florida law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Articles of Incorporation of the Company exclude director liability to the maximum extent allowed by Florida law. Florida law provides no protection to officers. Nevada law provides that a director or officer is not liable to the corporation or its stockholders for any act or failure to act unless it is proven that his or her act or failure to act constitutes a breach of fiduciary duty and the breach of that duty involved intentional misconduct, fraud, or a knowing violation of law. The limitation of liability provision under Nevada law applies, unless the articles of incorporation or bylaws provide otherwise, to both directors and officers and applies to the breach of any fiduciary duty, including the duty of loyalty. Thus, after the Reincorporation the limitation on liability currently afforded to our directors will extend to our officers, and both directors and officers will enjoy a higher level of protection.

Restrictions on business combinations. Both Florida and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Florida law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Florida law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

A Nevada corporation generally may not engage in certain business combinations and transactions with an "interested stockholder" (in general, the beneficial owner of 10% or more of the corporation's voting power) or the interested stockholder's affiliates or associates during the two-year period after the stockholder first became an interested stockholder, unless the combination meets all of the requirements of the corporation's Articles of Incorporation and either: (i) the business combination or transaction by which the person first became an interested stockholder is approved by the board of directors before the stockholder became an interested stockholder or (ii) during the two-year period, the transaction is approved by the board of directors and by at least 60% of the disinterested stockholders at an annual or special meeting. After that initial two-year period, corporations subject to these statutes may not engage in specified business combinations and transactions unless the combination meets all of the requirements of the articles of incorporation and either: (A) the business combination or transaction by which the person first became an interested stockholder is approved by the board of directors before the stockholder became an interested stockholder, or (B) the business combination is approved by a majority of the outstanding voting power of the corporation not beneficially owned by the interested stockholder or any of the interested stockholder's affiliates or associates. As in Florida, a Nevada corporation may opt-out of the statute with appropriate provisions in its Articles of Incorporation. Neither our current Articles of Incorporation nor the Articles of Incorporation of Cyclo Nevada opt out of the provisions provided under Florida and Nevada laws, respectively, with respect to business combinations with interested stockholders.

Limitations on controlling stockholders. Nevada law contains a provision that limits the voting rights of a person that acquires or makes an offer to acquire a controlling interest in a Nevada corporation. Under the provisions of Nevada law, a person acquiring or making an offer to acquire more than 20% of the voting power in a corporation will have only such voting rights as are granted by a resolution of the shareholders adopted at a special or annual meeting. The controlling person is not entitled to vote on the resolution granting voting rights to the controlling interest. The person acquiring a controlling interest may request a meeting of the shareholders be called for this purpose and, if the board of directors fails to call the meeting or the controlling person is not accorded full voting rights, the corporation must redeem the controlling shares at the average price paid for them. Florida does not have a similar provision and the Reincorporation may make it more difficult for a person to acquire control of Cyclo Nevada through acquisition of a majority of the shares issued.

Amendment to Articles of Incorporation or Bylaws. Both Florida and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s articles of incorporation. Both Florida and Nevada law also provide that in addition to the vote of the shareholders, the vote of a majority of the outstanding shares of a class may be required to amend the articles of incorporation. Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors. Both Florida and Nevada law permit the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the bylaws, respectively.

Actions by written consent of Stockholders. Both Florida and Nevada law provide that, unless the bylaws or articles of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing. However, while the Florida Articles of Incorporation provide that amendments thereto must be approved by the Company’s stockholders at a meeting unless all of the stockholders consent in writing to such amendment, Cyclo Nevada’s Articles of Incorporation will not contain a similar provision.

Florida law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Although not required by Nevada law, Cyclo Nevada’s bylaws require prompt notice to all shareholders of any action taken by less than unanimous written consent.

Stockholder vote for mergers and other corporation reorganizations. Both jurisdictions require authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation. Neither Florida nor Nevada law require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its articles of incorporation) if: (a) the merger agreement does not amend the existing articles of incorporation of the surviving corporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

No Appraisal Rights

Under the Florida Business Corporation Act, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reincorporation described in this Proposal 1 and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

Other than as described in “Differences between the Company and Cyclo Nevada – Limitation on personal liability of directors,” no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reincorporation that is not shared by all of our other stockholders.

Vote Required; Recommendation of Company Board of Directors

Assuming the existence of a quorum, this proposal will be approved if the number of shares of Common Stock voted in favor of this Proposal No. 1 constitutes a majority of the shares of Common Stock outstanding on the record date. Accordingly, abstentions and broker non-votes will have the same effect as votes against this proposal, but will be counted for determining the existence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 1 TO REINCORPORATION FROM FLORIDA TO NEVADA.

PROPOSAL NO. 2

ADOPTION OF NEVADA ARTICLES OF INCORPORATION AND BYLAWS

The Articles of Incorporation and bylaws of Cyclo Nevada are different from our current Articles of Incorporation and bylaws. Among other things, under the Articles of Incorporation of Cyclo Nevada, our authorized shares of common stock will increase from 500,000,000 to 1,000,000,000 in the event the Reincorporation is approved by our stockholders as recommended by our board of directors. In the event our stockholders do not approve the Reincorporation, we will not be authorized to issue additional common shares or be governed by the Articles of Incorporation and bylaws of Cyclo Nevada. The Articles of Incorporation of Cyclo Nevada are attached hereto as Exhibit B, and the bylaws of Cyclo Nevada are attached hereto as Exhibit C. Copies of the Company’s current bylaws will be made to stockholders upon request.

Your rights as a shareholder will also be affected by the differences between the laws of the State of Florida, which govern the Company, and the laws of the State of Nevada, which govern Cyclo Nevada. See the information under “Differences between the Company and Cyclo Nevada” for a summary of the differences between the laws of the State of Florida and our current Articles of Incorporation and bylaws, on the one hand; and the laws of the State of Nevada, and Cyclo Nevada’s Articles of Incorporation and bylaws, on the other hand.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO ADOPT NEVADA ARTICLES OF INCORPORATION AND BYLAWS

OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, the Company will cancel your previously submitted proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the ownership of the Common Stock of the Company on September 11, 2020, by (i) those persons known by the Company to be beneficial owners of more than 5% of the Company’s outstanding Common Stock; (ii) each current executive officer named in the Summary Compensation Table; (iii) each director; and (iv) all directors and executive officers as a group. Unless otherwise noted, shares are subject to the sole voting and investment power of the indicated person.  Beneficial ownership is determined in accordance with the rules of the SEC. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of September 11, 2020 are deemed outstanding for computing the percentage ownership of the shareholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other shareholder. Percentage of ownership is based on 169,982,602 shares of Common Stock outstanding as of September 11, 2020.

Names and Address of Individual or Identity of Group(1)	Number of Shares Beneficially Owned		Approximate Percent of Class
Officers and Directors
C.E. Rick Strattan	20,608,385	(2)	12.1%
Jeffrey L. Tate	1,240,972	(3)	*
N. Scott Fine	10,542,996	(4)	6.11%
Markus Sieger	7,365,714	(5)	4.29%
F. Patrick Ostronic	4,065,780	(6)	2.37%
William S. Shanahan	7,107,220	(7)	4.11%
Dr. Randall M. Toig	3,715,540	(8)	2.14%
Joshua M. Fine	2,327,659	(9)	1.36%
Dr. Sharon Hrynkow	915,000	(10)	*
All Directors and Executive Officers as a Group (9 Persons)	57,889,266	(11)	31.87%

5% Holders
Novit, L.P. 966 Hungerford Drive Rockville, Maryland 20850	35,135,164	(12)	19.14%
Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	8,829,000	(13)	5.03%
Armistice Capital Master Fund Ltd.	28,861,787	(14)	16.00%
*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each officer and director of the Company is c/o Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, Florida 32653.

(2)

Based solely on a Schedule 13D/A filed by Mr. Strattan with the SEC on October 20, 2015, and Form 4s filed by Mr. Strattan on June 8, 2016, July 26, 2016, April 4, 2017 and February 5, 2018.  Includes currently exercisable warrants to purchase 40,000 shares of Common Stock and 630,738 shares of Common Stock owned by TFBU, Inc. (“TFBU”), a tax exempt organization under Section 501(c)(3) of the Internal Revenue Code.  Mr. Strattan has sole voting and dispositive power with respect to the shares of Common Stock issued in the name of TFBU.

(3)	Includes currently exercisable warrants to purchase 225,000 shares of Common Stock.

(4)	Includes currently exercisable warrants to purchase 2,576,483 shares of Common Stock.

(5)	Includes currently exercisable warrants to purchase 1,592,857 shares of Common Stock.

(6)	Includes currently exercisable warrants to purchase 1,209,890 shares of Common Stock.

(7)	Includes currently exercisable warrants to purchase 2,739,560 shares of Common Stock.

(8)	Includes currently exercisable warrants to purchase 1,307,770 shares of Common Stock.

(9)	Includes 1,679,659 shares that may be issued under currently exercisable warrants, including warrants to purchase Common Stock underlying warrants to purchase “Units” of the Company’s securities.

(10)	Includes currently exercisable warrants to purchase 280,000 shares of Common Stock.

(11)	Includes 11,651,219 shares that may be issued under currently exercisable warrants, including warrants to purchase Common Stock underlying warrants to purchase “Units” of the Company’s securities.

(12)

Novit U.S., Inc. is the general partner of Novit, L.P. and Katarzyna Kusmierz is the trustee of the NAP Trust and VN Trust, which own all of the outstanding partnership interests in Novit, L.P. Each of Novit US, Inc. and Ms. Kusmierz share voting and dispositive power over the shares Common Stock owned by Novit, L.P. and may be deemed to own such shares of Common Stock. Includes currently exercisable warrants to purchase 3,617,582 shares of Common Stock.

(13)

Based on a Schedule 13G/A filed by Scarsdale Equities, LLC with the SEC on February 19, 2019 and information provided by Scarsdale to the Company. Includes 8,422,900 shares of Common Stock held in accounts managed by Scarsdale and 5,440,000 shares of Common Stock issuable upon the exercise of warrants held in such managed accounts.

(14)

Includes a currently exercisable warrant to purchase 10,000,000 shares of Common Stock, but excludes a warrant to purchase 12,000,000 shares of Common Stock that may be issued on exercise of a warrant, as such warrant includes a provision precluding the exercise thereof if the warrant holder would beneficially own in excess of 4.99% of the Company’s outstanding shares of Common Stock. Armistice Capital, LLC, the investment manager of Armistice Capital Master Fund Ltd., or Armistice, and Steven Boyd, the managing member of Armistice Capital, LLC, hold shared voting and dispositive power over the shares held by Armistice. Each of Armistice Capital, LLC and Steven Boyd disclaims beneficial ownership of the securities listed except to the extent of their pecuniary interest therein. The principal business address of Armistice is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY, 10022.

SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rules 14a-4 and 14a-5(e) under the Exchange Act, to be included in the proxy statement for our next Annual Meeting of Shareholders, shareholder proposals must be received by us at our principal executive office a reasonable time before we begin to print and send proxy materials for such meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Shareholders who share a single address will receive only one proxy statement at that address unless we have received instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such an address wishes to receive a separate copy of this proxy statement or of future proxy statements, he or she may contact Jeffery Tate, our Chief Operating Office, Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, Florida 32563 (telephone number (386) 418-8000). We will deliver separate copies of this proxy statement promptly upon written or oral request. If you are a shareholder of record receiving multiple copies of this proxy statement, you can request householding by contacting us in the same manner. If you own your shares of our Common Stock through a bank, broker or other shareholder of record, you can request additional copies of this proxy statement or request householding by contacting the shareholder of record.

ADDITIONAL INFORMATION

Additional information concerning the Company, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives at www.sec.gov.

EXPENSES

The Company will pay all expenses incurred in connection with this solicitation, including postage, printing, handling and the actual expenses incurred by custodians, nominees and fiduciaries in forwarding proxy materials to beneficial owners. In addition to solicitation by mail, certain of the Company’s officers, directors and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication or other means. The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding proxy soliciting materials to the beneficial owners.

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated this day ___ of October 2020, by and between CYCLO THERAPEUTICS, INC., a Florida corporation (“Cyclo Florida”), and CYCLO THERAPEUTICS, INC., a Nevada corporation and a wholly-owned subsidiary of Cyclo Florida (“Cyclo Nevada”), is made with respect to the following facts.

RECITALS

WHEREAS, Cyclo Florida is a corporation duly organized and existing under the laws of the State of Florida;

WHEREAS, Cyclo Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, the respective Boards of Directors for Cyclo Florida and Cyclo Nevada have determined that, for purposes of effecting the reincorporation of Cyclo Florida in the State of Nevada, it is advisable and in the best interest of said two corporations and their stockholders that Cyclo Florida merge with and into Cyclo Nevada so that Cyclo Nevada is the surviving corporation on the terms provided herein (the “Merger”); and

WHEREAS, the respective Board of Directors Cyclo Florida and Cyclo Nevada, and the stockholders of Cyclo Florida, have adopted and approved this Agreement.

NOW THEREFORE, based upon the foregoing, and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows.

ARTICLE I

MERGER

1.1     The Merger; Surviving Corporation. Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.4 below), Cyclo Florida shall be merged with and into Cyclo Nevada, subject to and upon the terms and conditions provided in this Agreement, the applicable provisions of the Nevada Revised Statutes (the “NRS”) and the applicable provisions of the Florida Business Corporations Act (the “FBCA”), and the separate existence of Cyclo Florida shall cease. Cyclo Nevada shall be the surviving entity (the “Surviving Corporation”) and shall continue to be governed by the NRS.

1.2     Constituent Corporations. The name and jurisdiction of organization of each of the constituent corporations are set forth in the recitals above.

1.3     Surviving Corporation. Cyclo Therapeutics, Inc., a corporation organized under and governed by the laws of the State of Nevada, shall be the surviving corporation.

1.4     Effective Time. The Merger shall become effective (the “Effective Time”), on the date upon which the last to occur of the following shall have been completed:

(a)     This Agreement and the Merger shall have been adopted and submitted for approval to the stockholders of Cyclo Florida by the Board of Directors of Cyclo Florida and approved by a majority of the voting power of the outstanding stock of Cyclo Florida entitled to vote thereon, in accordance with the requirements of the FBCA;

(b)     This Agreement and the Merger shall have been adopted by the Board of Directors of Cyclo Nevada in accordance with the requirements of the NRS;

(c)     Executed Articles of Merger or an executed counterpart to this Agreement meeting the requirements of the FBCA shall have been filed with the Secretary of State of the State of Florida; and

(d)     Executed Articles of Merger or an executed counterpart to this Agreement meeting the requirements of the NRS shall have been filed with the Secretary of State of the State of Nevada.

1.5     Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Articles of Merger, and the applicable provisions of the NRS and the FBCA. Without limiting the foregoing, from and after the Effective Time, all the property, rights, privileges, powers and franchises of Cyclo Florida shall vest in Cyclo Nevada, as the Surviving Corporation, and all debts, liabilities and duties of Cyclo Florida shall become the debts, liabilities and duties of Cyclo Nevada, as the Surviving Corporation.

1.6     Articles of Incorporation; Bylaws.

(a)     From and after the Effective Time, the Articles of Incorporation of Cyclo Nevada shall be the Articles of Incorporation of the Surviving Corporation.

(b)     From and after the Effective Time, the Bylaws of Cyclo Nevada as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

1.7     Officers and Directors. The officers of Cyclo Florida immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death. The directors of Cyclo Florida immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain directors until their successors are duly elected and qualified or their prior resignation, removal or death.

ARTICLE II

CONVERSION OF SHARES

2.1     Conversion of Common Stock of Cyclo Florida. At the Effective Time by virtue of the Merger, and without any action on part of the holders of any outstanding shares of Cyclo Florida:

(a)     each share of common stock, par value of $0.0001 per share, of Cyclo Florida issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of common stock, par value $0.0001 per share, of Cyclo Nevada; and

(b)     the [one]2 share of common stock of Cyclo Nevada owned by Cyclo Florida shall be canceled.

2.2     Options, Warrants, Stock Purchase Rights, Convertible Securities.

(a)     From and after the Effective Time, the Surviving Corporation shall assume the obligations of Cyclo Florida under, and continue, the option plans and all other employee benefit plans of Cyclo Florida. Each outstanding and unexercised warrant or other right to purchase Cyclo Florida common stock, (each a “Right”) shall become, a warrant or right to purchase the common stock of the Surviving Corporation, on the basis of one share of common stock of the Surviving Corporation for each one share of Cyclo Florida common stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such Cyclo Florida Right from and after the Effective Time. This paragraph 2.2(a) shall not apply to currently issued and outstanding common stock of Cyclo Florida. Such common stock is subject to paragraph 2.1 hereof.

2 NTD: To confirm number of shares of Cyclo Nevada immediately prior to the merger.

(b)     A number of shares of common stock of the Surviving Corporation shall be reserved for issuance upon the exercise of warrants equal to the number of shares of Cyclo Florida common stock so reserved immediately prior to the Effective Time.

2.4     Certificates. At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of common stock, warrants or other securities of Cyclo Florida shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective common stock, warrants or other securities of Cyclo Nevada, as the case may be, into which the shares of common stock, warrants or other securities of Cyclo Florida represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of common stock, warrants or other securities of Cyclo Nevada, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE III

TRANSFER AND CONVEYANCE OF ASSETS
AND ASSUMPTION OF LIABILITIES

3.1     Transfer, Conveyance and Assumption. At the Effective Time, Cyclo Nevada shall continue in existence as the Surviving Corporation, and without further action on the part of Cyclo Florida or Cyclo Nevada, succeed to and possess all the rights, privileges and powers of Cyclo Nevada, and all the assets and property of whatever kind and character of Cyclo Florida shall vest in Cyclo Nevada without further act or deed. Thereafter, Cyclo Nevada, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of Cyclo Florida in accordance with Section NRS 92A.250 of the NRS.

3.2     Further Assurances. If at any time Cyclo Nevada shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in it the title to any property or right of Cyclo Florida, or otherwise to carry out the provisions hereof, officers of Cyclo Florida as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in Cyclo Nevada and otherwise to carry out the provisions hereof.

ARTICLE IV

FURTHER ACTIONS

4.1     Additional Documents. At the request of any party, each party will execute and deliver any additional documents and perform in good faith such acts as reasonably may be required in order to consummate the transactions contemplated by this Agreement.

ARTICLE V

CONDITIONS TO THE MERGER

The obligation of Cyclo Florida and of Cyclo Nevada to consummate the Merger shall be subject to the satisfaction or waiver of the following conditions:

5.1     No Statute, Rule or Regulation Affecting. At the Effective Time, there shall be no statute, or regulation enacted or issued by the United States or any State, or by a court, which prohibits or challenges the consummation of the Merger.

5.2     Satisfaction of Conditions. All other conditions to the Merger set forth herein shall have been satisfied.

ARTICLE VI

TERMINATION; AMENDMENT; WAIVER

6.1     Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Articles of Merger with the Secretary of State of the State of Nevada, by mutual consent of the Board of Directors of Cyclo Nevada and the Board of Directors of Cyclo Florida.

6.2     Amendment. The parties hereto may, by written agreement, amend this Agreement at any time prior to the filing of the Articles of Merger with the Secretary of State of the State of Nevada, such amendment to be approved by the Board of Directors of Cyclo Nevada agreeing to such amendment with Cyclo Florida.

6.3     Waiver. At any time prior to the Effective Time, any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any other party hereto, or waive compliance with any of the agreements of any other party or with any condition to the obligations hereunder, in each case only to the extent that such obligations, agreements and conditions are intended for its benefit.

ARTICLE VII

MISCELLANEOUS

7.1     Expenses. If the Merger becomes effective, all of the expenses incurred in connection with the Merger shall be paid by Cyclo Nevada.

7.2     Non-Assignability. This Agreement shall not be assignable by either party hereto.

7.3     Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to its subject matter, and any and all conflicting or inconsistent discussions, agreements, promises, representations and statements, if any, between the parties or their representatives that are not incorporated in this Agreement shall be null and void and are merged into this Agreement.

7.4     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to conflicts of law principles.

7.5     Headings. The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

7.6     Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Agreement and Plan of Merger, effective as of this __ day of _____, 2020.

CYCLO THERAPEUTICS, INC.,
a Florida corporation

By:
Name:
Title:

CYCLO THERAPEUTICS, INC.,
a Nevada corporation

By:
Name:
Title:

EXHIBIT B

ARTICLES OF INCORPORATION

OF

CYCLO THERAPEUTICS, INC.,

a Nevada corporation

040105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	CYCLO THERAPEUTICS, INC.
2. Registered Agent for Service of Process: (check only one box)	[X] Commercial Registered Agent: ______ Name [ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares with par value: See attachment. Par value per share: $ ______ Number of shares without par value: ______
4. Names and Addresses of the Board of Directors/ Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/ trustees)	1) N. SCOTT FINE Name 6714 NW 16th Street, Suite B / Gainesville / FL / 32653 Street Address / City / State / Zip Code 2) See attachment. Name Street Address / City / State / Zip Code
5. Purpose: (optional; required only if Benefit Corporation status selected)	*The purpose of the corporation shall be:* **6. Benefit Corporation:** (see instructions) [ ] Yes
7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.** Name **X** ______ **Incorporator Signature** Address / City / State / Zip Code
8. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.* **X** ______ **Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity** Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 9-26-17

B-1

Articles of Incorporation of

CYCLO THERAPEUTICS, INC.

Article 3. Authorized Stock (continued)

The authorized capital stock of the Corporation shall consist of: (i) one billion  (1,000,000,000) shares of Common stock having a par value of $0.0001 per share, and (ii) five million (5,000,000) shares of “blank check” preferred stock having a par value of $0.0001 per share. Authority is hereby expressly granted to the board of directors (“Board”) of the Corporation to fix by resolution or resolutions any of the designations, powers, preferences and rights, and any of the qualifications, limitations or restrictions which are permitted by Chapter 78 of the Nevada Revised Statutes in respect of any class or classes of preferred stock or any series of any class of preferred stock of the Corporation.

Article 4. Names and Addresses of the Board of Directors (continued)

2)	C.E. RICK STRATTAN
Name
6714 NW 16th Street, Suite B		Gainesville	FL	32653
Street Address		City	State	Zip Code
3)	WILLIAM S. SHANAHAN
Name
6714 NW 16th Street, Suite B		Gainesville	FL	32653
Street Address		City	State	Zip Code
4)	JEFFREY L. TATE
Name
6714 NW 16th Street, Suite B		Gainesville	FL	32653
Street Address		City	State	Zip Code
5)	F. PATRICK OSTRONIC
Name
6714 NW 16th Street, Suite B		Gainesville	FL	32653
Street Address		City	State	Zip Code
6)	MARKUS W. SIEGER
Name
6714 NW 16th Street, Suite B		Gainesville	FL	32653
Street Address		City	State	Zip Code
7)	RANDALL M. TOIG
Name
6714 NW 16th Street, Suite B		Gainesville	FL	32653
Street Address		City	State	Zip Code

B-2

EXHIBIT C

BYLAWS

OF

CYCLO THERAPEUTICS, INC.

1.1.	REGISTERED AGENT AND OFFICE.

The registered agent of the Corporation (the “Corporation”) shall be as set forth in the Corporation’s articles of incorporation, as may be amended and/or restated from time to time (the “Articles of Incorporation”) and the registered office of the Corporation shall be the street office of that agent. The Board of Directors of the Corporation (the “Board”) may at any time change the Corporation’s registered agent or office by making the appropriate filing with the Secretary of State of Nevada.

1.2.	PRINCIPAL OFFICE; OTHER OFFICES.

The principal office of the Corporation shall be at such place within or without the State of Nevada as shall be fixed from time to time by the Board. The Corporation may also have other offices, within or without the State of Nevada, as the Board may designate, as the business of the Corporation may require, or as may be desirable.

ARTICLE II

STOCKHOLDERS

2.1.	PLACE OF MEETING.

Meetings of the stockholders shall be held either at the principal office of the Corporation or at any other place as shall be determined by the Board and designated in the notice of the meeting or executed waiver of notice. The Board may determine, in its discretion, that any meeting of the stockholders may be held solely by means of electronic communication in accordance with Section 2.2.

2.2.	PARTICIPATION BY ELECTRONIC COMMUNICATION.

Stockholders not physically present at a meeting of the stockholders may participate in the meeting by electronic communication, videoconference, teleconference, or other available technology if the Corporation implements reasonable measures to:

(a)	Verify the identity of each stockholder participating by electronic communication.

(b)

Provide the stockholders a reasonable opportunity to participate and vote, including an opportunity to communicate and read or hear the proceedings in a substantially concurrent manner with the proceedings.

Stockholders participating by electronic communication shall be considered present in person at the meeting.

2.3.	ANNUAL MEETING.

An annual meeting of stockholders shall be held each year on a date and at a time designated by the Board and designated in the notice of the meeting. At the annual meeting directors shall be elected and any other proper business may be transacted.

2.4.	SPECIAL MEETINGS.

Unless otherwise required by the Chapter 78 of the Nevada Revised Statutes (the “Nevada Corporations Act”) or the Articles of Incorporation, special meetings of the stockholders may be called at any time, for any purpose or purposes, only by (i) the Board or (ii) the Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) of the Corporation.

2.5.	STOCKHOLDER NOMINATIONS AND PROPOSALS.

For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “proposing stockholder”) must have given written notice of the proposing stockholder’s nomination or proposal, either by personal delivery or by United States mail to the Secretary no earlier than the 120th calendar day, nor later than the 90th calendar day, prior to the anniversary date of the immediately preceding annual meeting. If the current year’s meeting is called for a date that is not within 30 days of the anniversary of the previous year’s annual meeting, notice must be received no later than ten calendar days following the day on which public announcement of the date of the annual meeting is first made. In no event will an adjournment or postponement of an annual meeting of stockholders begin a new time period for giving a proposing stockholder’s notice as provided above.

For business to be properly brought before a special meeting of stockholders, the notice of the meeting sent by or at the direction of the person calling the meeting must set forth the nature of the business to be considered. A person or persons who have made a written request for a special meeting pursuant to this Article II may provide the information required for notice of a stockholder proposal under this section simultaneously with the written request for the meeting submitted to the Secretary or within ten calendar days after delivery of the written request for the meeting to the Secretary.

A proposing stockholder’s notice shall include as to each matter the proposing stockholder proposes to bring before either an annual or special meeting:

(a)	the name and record address of the proposing stockholder;

(b)	the class and number of shares of capital stock of the Corporation held by the proposing stockholder;

(c)

a representation that the proposing stockholder is a holder of record of the stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice;

(d)	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;

(e)	any material interest of the proposing stockholder in such meeting;

(f)

if the notice regards a nomination of a candidate for election as director: (i) the name, age, and business and residence address of the candidate; (ii) the principal occupation or employment of the candidate; and (iii) the class and number of shares of the Corporation beneficially owned by the candidate.

(g)

if the notice regards a proposal other than a nomination of a candidate for election as director, a brief description of the business desired to be brought before the meeting and the material interest of the proposing stockholder in such proposal; and

(h)	any other information that is required to be provided by the proposing stockholder pursuant to regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by, and otherwise comply with the requirements of, the Exchange Act and the regulations promulgated thereunder.

No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.5. The chairman of the meeting may refuse to acknowledge the proposal of any business not made in compliance with the foregoing procedure.

2.6.	FIXING THE RECORD DATE.

For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the record date shall be the date specified by the Board in the notice of the meeting, and . If no date is specified, the record date shall be the close of business on the day before the day the first notice of the meeting is given or, if notice is waived, the close of business on the day before the day the meeting is held.

A record date fixed under this Section may not be more than 60, or less than 10, days before the meeting of stockholders. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders is effective for any adjournment or postponement of the meeting unless the Board fixes a new record date for the adjourned or postponed meeting. The Board must fix a new record date if the meeting is adjourned or postponed more than 60 days after the original meeting of stockholders.

2.7.	NOTICE OF STOCKHOLDERS’ MEETING.

Written notice stating the place, date, and time of the meeting, the means of any electronic communication by which stockholders may participate in the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than 10, and not more than 60, days before the date of the meeting.

Notice to each stockholder entitled to vote at the meeting shall be given personally, by mail, or by electronic transmission if consented to by a stockholder, by or at the direction of the Secretary or the officer or person calling the meeting. If mailed, the notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the share transfer records of the Corporation, with postage thereon prepaid.

Any stockholder entitled to notice of a meeting may sign a written waiver of notice delivered to the Corporation either before or after the meeting. A stockholder’s participation or attendance at a meeting shall constitute a waiver of notice, except where the stockholder attends for the specific purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

2.8.	LIST OF STOCKHOLDERS ENTITLED TO VOTE.

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business.

In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.9.	QUORUM OF STOCKHOLDERS.

At each meeting of stockholders for the transaction of any business, a quorum must be present to organize such meeting. The presence in person or by proxy of stockholders representing one-third of the voting power constitutes a quorum for the transaction of business at a meeting of stockholders, except as otherwise required by the Articles of Incorporation, these Bylaws, or the Nevada Corporations Act. If any class or series of shares is permitted or required to vote separately on any action, the presence in person or by proxy of stockholders representing one-third of the voting power of such class or series constitutes a quorum for the transaction of business.

The holders of a majority of the voting power represented in person or by proxy at a meeting, even if less than a quorum, may adjourn or postpone the meeting from time to time.

2.10.	CONDUCT OF MEETINGS.

The Board, as it shall deem appropriate, may adopt by resolution rules and regulations for the conduct of meetings of the stockholders. At every meeting of the stockholders, the Chairman of the Board, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or, if the Chief Executive Officer is absent, any officer elected by the Board, shall serve as chair of the meeting. The Secretary or, in his or her absence or inability to act, the person whom the chair of the meeting shall appoint, shall act as secretary of the meeting and keep the minutes thereof.

The chair of the meeting shall determine the order of business and, in the absence of a rule adopted by the Board, shall establish rules for the conduct of the meeting. The chair of the meeting shall announce the close of the polls for each matter voted upon at the meeting, after which no ballots, proxies, votes, changes, or revocations will be accepted. Polls for all matters before the meeting will be deemed to be closed upon final adjournment of the meeting.

2.11.	VOTING OF STOCK.

Each outstanding share of stock, regardless of class or series, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except as otherwise provided by these Bylaws and to the extent that the Articles of Incorporation or the certificate of designation establishing the class or series of stock provides for more or less than one vote per share or limits or denies voting rights to the holders of the shares of any class or series of stock.

Unless a different proportion is required by the Articles of Incorporation, these Bylaws, or the Nevada Corporations Act, on all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Stockholders shall not have the right to cumulate their votes for the election of directors of the Corporation.

2.12.	VOTING BY PROXY.

A stockholder may vote either in person or by proxy executed in writing by the stockholder or the stockholder’s attorney-in-fact. Any copy, communication by electronic transmission, or other reliable written reproduction may be substituted for the stockholder’s original written proxy for any purpose for which the original proxy could have been used if such copy, communication by electronic transmission, or other reproduction is a complete reproduction of the entire original written proxy.

No proxy shall be valid after six months from the date of its creation unless the proxy specifies its duration, which may not exceed seven years from the date of its creation. A proxy shall be revocable unless the proxy states that the proxy is irrevocable and the proxy is coupled with an interest sufficient to support an irrevocable power.

A properly created proxy or proxies continues in full force and effect until either of the following occurs:

(a)

One of the following is filed with or transmitted to the Secretary of the Corporation or another person or persons appointed by the Corporation to count the votes of the stockholders and determine the validity of proxies and ballots: (i) another instrument or transmission properly revoking the proxy; or (ii) a properly created proxy or proxies bearing a later date.

(b)

The stockholder executing the original written proxy revokes the proxy by attending a stockholders’ meeting and voting its shares in person, in which case any votes cast by that stockholder’s previously designated proxy or proxies shall be disregarded by the Corporation when the votes are counted.

2.13.	ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Unless otherwise restricted by the Articles of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

ARTICLE III

DIRECTORS

3.1.	POWERS.

Subject to the provisions of the Nevada Corporations Act and any limitations in the Articles of Incorporation, the business and affairs of the Corporation shall be managed under the direction of the Board.

3.2.	NUMBER OF DIRECTORS.

Subject to any provision in the Articles of Incorporation fixing the number of directors, the authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall at all times consist of at least one member. Directors need not be stockholders of the Corporation, unless otherwise provided in the Articles of Incorporation. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3.	TERM OF OFFICE.

At each annual meeting of stockholders, the holders of shares of stock entitled to vote on the election of directors shall elect directors to hold office until the next succeeding annual meeting or until the director’s earlier death, resignation, disqualification, or removal. Despite the expiration of a director’s term of office, the director shall continue to serve until his or her successor is elected and qualified.

3.4.	REMOVAL.

Any or all of the directors may be removed at any time, with or without cause, by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock of the Corporation entitled to vote.

3.5.	RESIGNATION.

A director may resign at any time by giving written notice or by electronic transmission to the Corporation. A resignation is effective when the notice is given unless a later effective date is stated in the notice. Acceptance of the resignation shall not be required to make the resignation effective. The pending vacancy may be filled before the effective date, but the successor shall not take office until the effective date.

3.6.	VACANCIES.

Unless otherwise provided in the Articles of Incorporation, vacancies and newly created directorships, whether resulting from an increase in the authorized number of directors or due to the death, resignation, disqualification, or removal of a director or otherwise, may be filled by the affirmative vote of a majority of the remaining directors, even if less than a quorum. When one or more directors resign and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. A director elected to fill a vacancy shall hold office for the unexpired term of his or her predecessor in office and until his or her successor is duly elected and qualified.

3.7.	REGULAR MEETINGS.

Regular meetings of the Board may be held with at least five business days’ prior notice at such time and place as shall from time to time be determined by the Board.

3.8.	SPECIAL MEETINGS.

Special meetings of the Board for any purpose or purposes may be called at any time by the Chief Executive Officer, a President, the Secretary or any two directors. The person(s) authorized to call special meetings of the Board may fix the place and time of the meeting.

Notice of the time and place of special meetings shall be:

(a)	delivered personally by hand, by courier or by telephone;

(b)	sent by United States first-class mail, postage prepaid;

(c)	sent by facsimile; or

(d)	sent by electronic mail, directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated either to the director or to a person at the office of the director who the person giving notice has reason to believe will promptly communicate such notice to the director. The notice need not specify the place of the meeting if the meeting is to be held at the corporation’s principal executive office nor the purpose of the meeting.

3.9.	PARTICIPATION BY ELECTRONIC COMMUNICATION.

Directors not physically present at a meeting of the Board may participate in the meeting by electronic communication, videoconference, teleconference, or other available technology. If directors attend a meeting of the Board remotely, the Corporation shall implement reasonable measures to:

(a)	Verify the identity of each director participating by electronic communication.

(b)	Provide the directors a reasonable opportunity to participate and vote, including an opportunity to communicate and read or hear the proceedings in a substantially concurrent manner.

Directors participating by electronic communication shall be considered present in person at the meeting.

3.10.	WAIVER OF NOTICE.

A director entitled to notice of a meeting may sign a written waiver of notice delivered to the Corporation either before or after the time of the meeting. A director’s participation or attendance at a meeting shall constitute a waiver of notice, except where the director attends for the specific purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

3.11.	QUORUM AND ACTION BY DIRECTORS.

Except as otherwise required by law or the Articles of Incorporation, a majority of the Board then in office shall constitute a quorum for the transaction of business at any meeting. The directors at a meeting for which a quorum is not present may adjourn the meeting until a time and place as may be determined by a vote of the directors present at that meeting.

The act of the directors holding a majority of the voting power of the directors present at a meeting at which a quorum is present shall be the act of the Board, unless the act requires approval by a greater proportion under the Articles of Incorporation or these Bylaws.

3.12.	COMPENSATION OF DIRECTORS.

Unless otherwise restricted by the Articles of Incorporation, the Board shall have the authority to fix the compensation of directors.

3.13.	BOARD ACTION BY WRITTEN CONSENT WITHOUT MEETING.

Any action required or permitted by the Nevada Corporations Act or the Articles of Incorporation to be taken at a meeting of the Board or any committee thereof may be taken without a meeting if, before or after the action, all of the members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission or transmissions that are filed with the minutes of proceedings of the Board or committee.

3.14.	ADJOURNED MEETING; NOTICE.

If a quorum is not present at any meeting of the Board, then a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

ARTICLE IV

COMMITTEES

4.1.	COMMITTEES OF THE BOARD.

The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise such lawfully delegable powers and duties as the Board may confer.

4.2.	COMMITTEE MINUTES.

Each committee shall keep regular minutes of its meetings and report to the Board when required.

4.3.	MEETINGS AND ACTION OF COMMITTEES.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the applicable provisions of Article III of these Bylaws with respect to:

(a)	place of meetings and meetings by telephone);

(b)	regular meetings;

(c)	special meetings and notice;

(d)	quorum;
(e)	waiver of notice;

(f)	action without a meeting; and

(g)	adjournment and notice of adjournment,

with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board and its members.

Notwithstanding the foregoing:

(a)	the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(b)	special meetings of committees may also be called by resolution of the Board; and

(c)

notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

ARTICLE V

OFFICERS

5.1.	POSITIONS AND ELECTION.

The officers of the Corporation shall be a Chief Executive Officer, one President, a Secretary, and a Treasurer. The Corporation may also have, at the discretion of the Board, a Chief Financial Officer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws.

Any number of offices may be held by the same person.

5.2.	APPOINTMENT OF OFFICERS.

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws, subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. A failure to elect officers shall not dissolve or otherwise affect the Corporation.

5.3.	SUBORDINATE OFFICERS.

The Board may appoint, or empower the Chief Executive Officer and/or the President of the Corporation, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as provided for in these Bylaws or as the Board may from time to time determine.

5.4.	REMOVAL AND RESIGNATION OF OFFICERS.

Any officer of the Corporation may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer appointed by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by delivering written notice to the Corporation. Resignation is effective when the notice is delivered unless the notice provides a later effective date. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5.	VACANCIES IN OFFICES.

Any vacancy occurring in any office of the corporation shall be filled by the Board or as provided in Section 5.2.

5.6.	CHIEF EXECUTIVE OFFICER.

Subject to the control of the Board, the Chief Executive Officer shall, together with the President of the Corporation, have general supervision, direction, and control of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. The Chief Executive Officer shall, together with the President of the Corporation, also perform all duties incidental to this office that may be required by law and all such other duties as are properly required of this office by the Board. In the absence of the Chairman of the Board, the Chief Executive Officer shall serve as chairman of and preside at all meetings of the stockholders. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the Board.

5.7.	PRESIDENT.

Subject to the control of the Board, the President of the Corporation shall, together with the Chief Executive Officer, have general supervision, direction, and control of the business and affairs of the corporation and shall see that all orders and resolutions of the Board are carried into effect. The President shall have such other powers and perform such other duties as from time to time may be prescribed for him or her by the Board or these Bylaws.

5.8.	VICE PRESIDENTS.

In the absence or disability of the President, the vice presidents, if any, in order of their rank as fixed by the Board or, if not ranked, a vice president designated by the Board, shall perform all the duties of the President. When acting as President, the appropriate vice president shall have all the powers of, and be subject to all the restrictions upon, that President. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these bylaws, the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President.

5.9.	SECRETARY.

The Secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show:

(a)	the time and place of each meeting;

(b)	whether regular or special (and, if special, how authorized and the notice given);

(c)	the names of those present at directors’ meetings or committee meetings;

(d)	the number of shares present or represented at stockholders’ meetings; and

(e)	the proceedings thereof.

The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register showing:

(a)	the names of all stockholders and their addresses;

(b)	the number and classes of shares held by each;

(c)	the number and date of certificates evidencing such shares; and

(d)	the number and date of cancellation of every certificate surrendered for cancellation.

The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board required to be given by law or by these Bylaws. The Secretary shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these Bylaws.

5.10.	CHIEF FINANCIAL OFFICER.

The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as the Board may designate. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the Chief Executive Officer or, in the absence of a Chief Executive Officer, any President and directors, whenever they request it, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or these Bylaws.

The Chief Financial Officer may be the Treasurer of the Corporation.

5.11.	TREASURER.

The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as the Board may designate. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President and directors, whenever they request it, an account of all his or her transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or these Bylaws.

5.12.	REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

The Chief Executive Officer, the President, any vice president, the Treasurer, the Secretary or Assistant Secretary of this Corporation, or any other person authorized by the Board, the Chief Executive Officer, the President or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares or other equity interests of any other corporation or entity standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.13.	AUTHORITY AND DUTIES OF OFFICERS.

In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS AND OFFICERS

6.1.	INDEMNIFICATION IN ACTIONS BY THIRD PARTIES.

The Corporation shall, to the fullest extent permitted by the Nevada Corporations Act, indemnify any person who is or was a director or officer of the Corporation or any predecessor of the Corporation or is or was serving at the Corporation’s request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other entity (each such person, an “Indemnitee”) against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection with any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than a proceeding by or in the right of the Corporation, to which the Indemnitee is, was, or is threatened to be made a party by reason of being an Indemnitee, if the Indemnitee either:

(a)

did not breach, through intentional misconduct, fraud, or a knowing violation of law, the Indemnitee’s fiduciary duties as a director or officer to act in good faith and in the interests of the Corporation; or

(b)

acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful.

6.2.	INDEMNIFICATION IN ACTIONS BY OR ON BEHALF OF THE CORPORATION.

The Corporation shall, to the fullest extent permitted by the Nevada Corporations Act, indemnify any Indemnitee against expenses, including attorneys’ fees and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection with any threatened, pending, or completed suit or action by or in the right of the Corporation to which the Indemnitee is, was, or is threatened to be made a party by reason of being an Indemnitee, if the Indemnitee either:

(a)

did not breach, through intentional misconduct, fraud, or a knowing violation of law, the Indemnitee’s fiduciary duties as a director or officer to act in good faith and in the interests of the Corporation; or

(b)	acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation.

6.3.	INDEMNIFICATION AGAINST EXPENSES.

The Corporation shall, to the fullest extent permitted by the Nevada Corporations Act, indemnify any Indemnitee who was successful, on the merits or otherwise, in the defense of any action, suit, proceeding, or claim described in Sections 6.1 and 6.2, against expenses (including attorneys’ fees) actually and reasonably incurred by the Indemnitee in connection with the defense.

6.4.	AUTHORIZATION OF INDEMNIFICATION.

Any indemnification under this Article VI (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 6.1 or Section 6.2 of this Article VI, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, by (i) the board of directors, by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (i) independent legal counsel, in a written opinion, if: (1) A majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders; or (2) a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained; or (iii) by the stockholders of the Corporation (but only if a majority of the directors who are not parties to such action, suit or proceeding, if they constitute a quorum of the Board, presents the issue of entitlement to indemnification to the stockholders for their determination). Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

6.5.	ADVANCEMENT OF EXPENSES.

To the fullest extent permitted by the Nevada Corporations Act, the Corporation shall pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

6.6.	NON-EXCLUSIVITY OF INDEMNIFICATION RIGHTS.

The rights of indemnification set out in this Article VI shall be in addition to and not exclusive of any other rights to which any Indemnitee may be entitled under the Articles of Incorporation, Bylaws, any other agreement with the Corporation, any action taken by the directors or stockholders of the Corporation, or otherwise.

6.7.	INSURANCE.

To the fullest extent permitted by the Nevada Corporations Law or any other applicable law, the corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was a director, officer, employee or agent of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VI.

6.8.	SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.

The rights to indemnification and advancement of expenses conferred by this Article VI shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, administrators and other personal and legal representatives of such a person.

6.9.	LIMITATION ON INDEMNIFICATION.

Notwithstanding anything contained in this Article IX to the contrary, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board.

6.10.	INDEMNIFICATION OF EMPLOYEES AND AGENTS.

The Corporation may, to the extent authorized from time to time by the Board, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VI to directors and officers of the Corporation.

6.11.	EFFECT OF AMENDMENT OR REPEAL.

Neither any amendment or repeal of any Section of this Article VI, nor the adoption of any provision of the Articles of Incorporation or the Bylaws inconsistent with this Article VI, shall adversely affect any right or protection of any director or officer, employee or other agent established pursuant to this Article VI existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VI, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VI, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VII

SHARE CERTIFICATES AND TRANSFER

7.1.	CERTIFICATES REPRESENTING SHARES.

The shares of the Corporation may be represented by certificates. The Corporation shall, within a reasonable time after the issuance or transfer of any uncertificated shares, send to the registered owner of the shares a written notice containing the information required to be set forth or stated on certificates pursuant to the Nevada Corporations Act. Shares represented by certificates shall be signed by officers or agents designated by the Corporation for such purpose and shall state:

(a) The name of the Corporation and that it is organized under the laws of Nevada.

(b) The name of the person to whom the certificate is issued.

(c) The number of shares represented by the certificate.

(d) Any restrictions on the transfer of the shares, such statement to be conspicuous.

No share shall be issued until the consideration therefor, fixed as provided by law, has been fully paid.

7.2.	TRANSFERS OF SHARES.

Shares of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of shares of the Corporation shall be made on the books of the Corporation only by the holder of record thereof or by such person’s attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of shares shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

7.3.	REGISTERED STOCKHOLDERS.

The Corporation may treat the holder of record of any shares issued by the Corporation as the holder in fact thereof, for purposes of voting those shares, receiving distributions thereon or notices in respect thereof, transferring those shares, exercising rights of dissent with respect to those shares, exercising or waiving any preemptive right with respect to those shares, entering into agreements with respect to those shares in accordance with the laws of the State of Nevada, or giving proxies with respect to those shares.

Neither the Corporation nor any of its officers, directors, employees, or agents shall be liable for regarding that person as the owner of those shares at that time for those purposes, regardless of whether that person possesses a certificate for those shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express notice thereof, except as otherwise provided by law.

7.4.	LOST, STOLEN, OR DESTROYED CERTIFICATES.

The Board may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen, or destroyed certificate. When authorizing the issue of a new certificate or certificates, the Board, in its discretion and as a condition precedent to the issuance thereof, may require the owner of the allegedly lost, stolen, or destroyed certificate, or the owner’s legal representative, to give the Corporation a bond or other security sufficient to indemnify it against any claim that may be made against the Corporation or other obligees with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or certificates.

7.5.	PARTLY PAID SHARES.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, and upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

ARTICLE VIII

DISTRIBUTIONS

8.1.	DECLARATION.

The Board, subject to any restrictions contained in either (i) the Nevada Corporation Law, or (ii) the Articles of Incorporation, may authorize, and the Corporation may make, distributions to its stockholders in cash, property (other than shares of the Corporation), or a dividend of shares of the Corporation’s capital stock.

8.2.	FIXING RECORD DATES FOR DISTRIBUTIONS AND SHARE DIVIDENDS.

For the purpose of determining stockholders entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the Board may, at the time of declaring the distribution or share dividend, set a date no more than 60 days prior to the date of the distribution or share dividend. If no record date is fixed for such distribution or share dividend, the record date shall be the date on which the resolution of the Board authorizing the distribution or share dividend is adopted.

ARTICLE IX

RECORDS AND REPORTS

9.1.	MAINTENANCE AND INSPECTION OF RECORDS.

The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws, as may be amended to date, minute books, accounting books and other records.

Any such records maintained by the Corporation may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to the provisions of the Nevada Corporations Act. When records are kept in such manner, a clearly legible paper form produced from or by means of the information storage device or method shall be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper form accurately portrays the record.

Any stockholder of record that satisfies the requirements of the Nevada Corporations Act, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Nevada or at its principal executive office.

9.2.	INSPECTION BY DIRECTORS.

Any director shall have the right to examine the Corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director.

ARTICLE X

GENERAL MATTERS

10.1.	CHECKS, DRAFTS, ETC.

All checks, drafts, or other instruments for payment of money or notes of the Corporation shall be signed by an officer or officers or any other person or persons as shall be determined from time to time by resolution of the Board.

10.2.	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

Except as otherwise provided in these Bylaws, the Board, or any officers of the corporation authorized thereby, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances.

10.3.	FISCAL YEAR.

The fiscal year of the Corporation shall be as determined by the Board.

10.4.	CONFLICT WITH APPLICABLE LAW OR ARTICLES OF INCORPORATION.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions of the Nevada Corporations Act shall govern the construction of these Bylaws. These Bylaws are adopted subject to any applicable law and the Articles of Incorporation. Whenever these Bylaws may conflict with any applicable law or the Articles of Incorporation, such conflict shall be resolved in favor of such law or the Articles of Incorporation.

10.5.	INVALID PROVISIONS.

If any one or more of the provisions of these Bylaws, or the applicability of any provision to a specific situation, shall be held invalid or unenforceable, the provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of these Bylaws and all other applications of any provision shall not be affected thereby.

10.6.	AMENDMENT OF BYLAWS.

The Board shall have the exclusive power to amend or repeal these Bylaws, or adopt new Bylaws.

VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
and log-on using the below control number.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and
return it in the envelope we have provided.

VOTE IN PERSON
* SPECIMEN *	If you would like to vote in person, please
1 MAIN STREET	attend the Special Meeting to be held on
ANYWHERE PA 99999-9999	October __, 2020 at 10:00 a.m. EST.

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send it to vote@vstocktransfer.com.

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it to 646-536-3179.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope, or via Fax.

Special Meeting Proxy Card - Common Stock

DETACH PROXY CARD HERE TO VOTE BY MAIL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

(1)

To approve an Agreement and Plan of Merger pursuant to which the Company will merge with and into Cyclo Therapeutics, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company, resulting in the reincorporation of the Company from the State of Florida to the State of Nevada.

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN

(2)	To approve adoption of Nevada articles of incorporation, which will authorize the issuance of additional shares of common stock, and Nevada bylaws.

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN

Date	Signature	Signature, if held jointly

To change the address on your account, please check the box at right and indicate your new address.

CYCLO THERAPEUTICS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints N. Scott Fine and Jeffrey L. Tate and each of them, with full power of substitution, as proxy to represent and vote all shares of common stock, par value $0.0001 per share, of CYCLO THERAPEUTICS, INC. (“CTD,” the “Company,” “we,” “our,” and “us”) beginning on October __, 2020 in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) to be used at the Special Meeting of Shareholders (the “Special Meeting”) to be held on October __, 2020 at 10:00 A.M. (Eastern Standard Time) and at any postponement of adjournment thereof. The Special Meeting will be held at 16714 NW 16th Street, Suite B, Gainesville, Florida 32563.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the approval of an Agreement and Plan of Merger pursuant to which the Company will merge with and into Cyclo Therapeutics, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company, resulting in the reincorporation of the Company from the State of Florida to the State of Nevada, FOR adoption of Nevada articles of incorporation to authorize the issuance of additional shares of common stock and adoption of Nevada bylaws, and in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Special Meeting of Shareholders on October __, 2020 at 10:00 a.m. (EST). ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)